UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period:  2/29/16

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
February 29, 2016

Templeton Growth Fund, Inc.

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Templeton Growth Fund, Inc	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and Statement of Investments	13
Financial Statements	22
Notes to Financial Statements	26
Shareholder Information	34

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Semiannual Report

Templeton Growth Fund, Inc.

This semiannual report for Templeton Growth Fund covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares had a -10.58% cumulative total return for the six months under review. In comparison, the MSCI World Index, which measures stock performance in global developed markets, had a -4.94% total return.1 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 8. For the 10-year period ended February 29, 2016, the Fund’s Class A shares generated a +17.57% cumulative total return, compared with the MSCI World Index’s +53.76% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the six months under review. For global stocks, concerns about China’s slowing economy and tumbling stock market, declining commodity prices, tensions between Russia and Turkey, and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to market volatility. Toward period-end, equity markets regained some ground after the Fed’s decision to increase its target interest rate alleviated some worries about a change in U.S. monetary policy. Also bolstering stocks were hopes of additional stimulus measures from key global central banks and the Bank of Japan’s (BOJ’s) decision to cut interest rates. Oil prices declined sharply amid strong global supply that exceeded demand. Gold prices fell for most of the period but recovered toward period-end. The U.S. dollar appreciated against most currencies, which reduced returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, declined during the period.

The U.S. economy grew moderately in the third and fourth quarters of 2015 amid healthy consumer spending, slower export growth, and reduced state and local government spending. At its December 2015 meeting, the Fed raised its target range for the federal funds rate to 0.25%–0.50%, as poli-cymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept its interest rate unchanged at its January meeting and indicated that given increased uncertainty arising from declining oil prices and slowing growth in China, it would monitor global economic and financial developments and their implications on the U.S. labor market and inflation.

1. Source: Morningstar. As of 2/29/16, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +1.63%, compared with the
MSCI World Index’s 10-year average annual total return of +4.40%.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Semiannual Report 3

TEMPLETON GROWTH FUND, INC.

In Europe, U.K. fourth-quarter economic growth gained momentum from the services sector. The eurozone grew modestly during the period and generally benefited from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. The eurozone’s annual inflation rate rose for most of the period but declined toward period-end due to a fall in energy prices. The ECB maintained its benchmark interest rates, although it reduced its bank deposit rate in December to boost the region’s slowing growth.

Japan’s economy contracted in the fourth quarter after expanding in the third quarter, as private consumption and housing investment declined. The BOJ took several actions during the period, including lowering its inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank, in an effort to boost lending and support inflation.

In emerging markets, economic growth generally moderated. China’s economy grew in the fourth quarter at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble, while Brazil’s economy shrank amid weakness in the mining and services sectors. Central bank actions varied across emerging markets during the six months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the six-month period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Market headwinds intensified during the six months under review as concerns about debt, deflation and growth weighed on global share prices. Cyclical sectors such as energy, materials and financials bore the brunt of the downturn, as did emerging markets and Europe. Our strategy of fundamentally oriented, long-term value investing remained out of favor during much of the period, although promising signs of a recovery did emerge toward period-end. However, performance was led primarily by stocks offering either strong growth momentum or counter-cyclical defensive characteristics. Given the rising demand for such attributes and their relative scarcity, the valuations of stocks fitting this description have become unusually expensive, in our analysis. By contrast, the value-oriented stocks that we favor as patient and disciplined investors have become the cheapest since the tech bubble frenzy at the turn of the century. The result was a distinctly two-tiered market characterized by expensive and popular stocks on one end and cheap and unloved stocks on the other.

In our opinion, this two-tiered market is in many ways the inverse of the tech bubble period. Back then, it was investor greed that propelled growth stocks to such extreme heights, and all it took was a little bit of bad news to topple those securities. In the recent environment, we believed it was investor fear that was propping up growth and perceived “safe” stocks, as investors paid for the perception of certainty in a very uncertain environment. Once again, value stocks were left behind and discounted such pessimism so that we think the mere absence of bad news could be all it takes to spark a value recovery. With value stocks trading at more than two standard deviations below their long-term average multiples—in many cases cheaper than during the depths of the global financial crisis—the environment for bargain hunters appeared attractive to us.

Yet, the reality has been anything but favorable for value investors in recent quarters, and our positive view remained in the minority. This experience has been largely reminiscent of the late 1990s when our avoidance of what we deemed irrationally expensive “new economy” sectors in preference of cyclically depressed “old economy” stocks resulted in sustained performance challenges until reality finally set in and the market eventually rebalanced. Indeed, during the period under review, our overweighted positions in cyclically depressed, unloved sectors such as financials and energy (where we found what we

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TEMPLETON GROWTH FUND, INC.

Top 10 Sectors/Industries
2/29/16
% of Total
Net Assets
Banks	14.7%
Oil, Gas & Consumable Fuels	10.7%
Pharmaceuticals	9.7%
Technology Hardware, Storage & Peripherals	5.5%
Insurance	5.1%
Media	4.5%
Software	3.9%
Automobiles	3.7%
Wireless Telecommunication Services	3.6%
Biotechnology	3.0%

considered abundant value) and an underweighted position in the expensive and defensive consumer staples sector (where value appeared limited to us) all notably detracted from relative performance.2

The financials sector was a major laggard, delivering the bulk of absolute and relative losses and accounting for several of the Fund’s biggest detractors. Swiss financial services firm Credit Suisse Group was a significant detractor in the sector, declining after the firm scrapped profitability targets and announced a multi-billion dollar equity raise to bolster capital levels and fund its strategic restructuring. Although we believed Credit Suisse could have closed its capital deficit over time, the equity raise effectively allowed the company to implement its cost-saving and growth strategies immediately. In our analysis, the long-term benefits unlocked by Credit Suisse’s restructuring—including increased focus on its growth-oriented wealth management franchise, an optimization of its investment banking profit center and additional investment in its fast-growing Asia-Pacific business—were not properly reflected in its share price, and we remained positive on the company and its strategic direction under new management. Across the European financials sector, banks traded at record-low valuations amid a confluence of stock-specific and macroeconomic fears. Overall, we think such concerns were overdone given the relatively low exposure of European loan books to commodities and energy, the incrementally better economic data coming out of Europe, and the continued and willing support of the ECB for the regional financial system.

Elsewhere among beaten-down cyclical sectors, stock selection and an overweighted position in energy notably detracted. Shares of U.S. natural gas producer Chesapeake Energy led the sector lower due to slumping gas prices, an overleveraged balance sheet and legacy operational issues. The firm mounted an ambitious turnaround under new management, and we were encouraged by the progress being made deleveraging, lowering costs, increasing efficiencies and improving Chesapeake’s long-term production growth profile. This holding is one of the more leveraged in our energy portfolio as we tend to favor firms with strong balance sheets capable of weathering lower-for-longer commodity price cycles. However, at what we deemed severely depressed valuations and with apparent catalysts under new management, we believed the risk versus reward proposition for Chesapeake remained compelling.

More generally, although the recent oil price decline was painful for our overweighted energy position, we believe such price levels could accelerate the supply adjustment process required to stabilize the market. The huge market for oil contracts tends to exacerbate price swings, and this has certainly felt to us like a situation where financial speculation caused prices to overshoot fundamentals. Virtually no production outside the Middle East is profitable below US$30 per barrel, and even in the Middle East and elsewhere in the Organization of the Petroleum Exporting Countries cartel, oil-dependent national budgets experienced severe strains at these price levels. We do not know if oil prices have definitively bottomed, but we believe that the recent situation is unsustainable for corporate and national oil producers, and we continue to find compelling bargains in the energy sector in this environment.

We found fewer opportunities in consumer staples, which has become the most expensive in at least a decade by nearly all major measures, including earnings, book value and cash flow multiples, while yielding the lowest dividend since the global financial crisis. Despite the sector’s stable earnings and balance sheet profile, we do not favor richly valued companies in an ultra-competitive industry selling commoditized products at single-digit profit margins. The few bargains we found in the consumer staples sector were mostly in special situations or restructuring stories, and our underweighting and stock selection hurt relative performance.

We found selectively better opportunities in telecommunication services, another relative detractor due to stock selection, although not necessarily among the more stable and defensive firms that have propped up the sector.3 As Sir John Templeton

2. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.

3. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Semiannual Report 5

T E M P L E T O N G R O W T H F U N D , I N C .

Top 10 Holdings
2/29/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.5%
Technology Hardware, Storage & Peripherals,
South Korea
Microsoft Corp.	2.4%
Software, U.S.
Allergan PLC	2.3%
Pharmaceuticals, U.S.
Citigroup Inc.	2.2%
Banks, U.S.
Comcast Corp., Special A	2.1%
Media, U.S.
Amgen Inc.	2.0%
Biotechnology, U.S.
Royal Dutch Shell PLC, A & B	1.9%
Oil, Gas & Consumable Fuels, U.K.
Teva Pharmaceutical Industries Ltd., ADR	1.9%
Pharmaceuticals, Israel
Deutsche Lufthansa AG	1.8%
Airlines, Germany
United Parcel Service Inc., B	1.7%
Air Freight & Logistics, U.S.

once wrote, “To get a bargain price, you have to look where the public is most frightened and pessimistic.” Within the telecommunications sector, Spanish mobile phone company Telefonica is a great example. Economic weakness in Spain and a deepening malaise in Brazil, Telefonica’s two main markets, have depressed sentiment, driving shares to 12-year lows. Although Telefonica’s management acknowledged recent difficulties in its end-markets, it also confirmed solid operational progress and an improving competitive positioning, suggesting that strategic initiatives are producing the desired results. Telefonica took major steps to streamline and focus its operations where it has the best growth opportunities, exiting minor European markets and using cash to pay down debt and improve its market positions in Brazil, Spain and Germany. With Spain exiting recession, and the commercial environment in Brazil likely to improve over our investment horizon, Telefonica appears well positioned for positive long-term performance, in our analysis.

Turning to contributors, stock selection in consumer discretionary helped relative performance.4 Shares of U.S. fashion retailer Michael Kors Holdings rebounded during the review period after sales rose the most in almost four years due to better-than-expected holiday results. Despite continued investor pessimism, the progress we anticipated because of an accessories revamp and a strengthened e-commerce platform appeared to be coming to fruition, allowing the firm to bolster growth during a holiday period that was mediocre for many other retailers. Michael Kors maintains a healthy balance sheet and solid cash-generating capabilities, and we continued to monitor the company and industry closely to assess the firm’s medium-term growth prospects.

Stock selection also supported the relative performance of the Fund’s information technology holdings.5 U.S. software developer Microsoft was among the Fund’s top contributors, underscoring CEO Satya Nadella’s positive progress repositioning the firm to compete in mobile and cloud computing. We expect that the continued migration to cloud computing could allow Microsoft to post strong growth and capture revenue and market share opportunities from other parts of the technology sector. Elsewhere in technology, the IT hardware environment has been more challenging, with traditional personal computer and printing companies coming under heavy pressure and strong growth trends in tablets and smartphones moderating. In our analysis, profit margins may improve as costs are reduced, but revenue growth is likely to remain elusive and bargains limited. The semiconductor industry was negatively impacted by the slowdown in hardware end-markets as well as by intensifying pricing pressures. We believe value opportunities may remain limited as industry participants will have to navigate a weak demand environment, elevated inventory levels, slowing mergers and acquisitions activity and unattractive equity valuations.

Health care holdings also outperformed the benchmark as stock selection overcame an unfavorable overweighting during a period when the sector gave back some of its recent gains.6 U.S. medical devices manufacturer Medtronic rose as the company gained market share in pacemakers and defibrillators and announced a multi-billion-dollar share buyback program. Management continued to deliver on its long-term operational and strategic targets, aided by last year’s major acquisition of Ireland-based Covidien, which has improved Medtronic’s business mix and enhanced returns to shareholders. Although the stock did well, in our opinion it remained inexpensive and should increase in value over the long term through earnings growth, valuation appreciation and shareholder returns. In the

4. The consumer discretionary sector comprises auto components; automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

5. The information technology sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

Top 10 Countries
2/29/16
% of Total
Net Assets
U.S.	36.2%
U.K.	12.7%
France	8.2%
South Korea	6.0%
Germany	5.1%
Switzerland	4.5%
Japan	4.1%
Netherlands	3.8%
China	2.6%
Italy	2.1%

biotechnology and medical technology industries, we continued to favor low-valued firms we believed offered strong cash generation and innovative products and therapies with limited competitive threats. Elsewhere in the sector, major pharmaceuticals firms increased in value and the industry traded at a slight premium to the broader market. Following long-term holding periods originally initiated during periods of pessimism, we began to selectively reduce exposure to realize profits in what we considered were some of the portfolio’s fair-valued health care stocks.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance relative to the index was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

A critical lesson that we have learned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence shows that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to the rest of the market. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA

Tucker Scott, CFA

James Harper, CFA
Heather Arnold, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	8/31/15		Change
A (TEPLX)	$19.88	$22.60	-$	2.72
C (TEGTX)	$19.40	$21.96	-$	2.56
R (TEGRX)	$19.71	$22.37	-$	2.66
R6 (FTGFX)	$19.86	$22.63	-$	2.77
Advisor (TGADX)	$19.91	$22.66	-$	2.75

Distributions[1] (9/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3568
C	$0.1762
R	$0.2908
R6	$0.4450
Advisor	$0.4187

See page 10 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

Performance as of 2/29/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Total Return (3/31/16)[6]	Operating Expenses[7]
A					1.05%
6-Month	-10.58%	-15.73%	$8,427
1-Year	-17.48%	-22.21%	$7,779	-14.45%
5-Year	+16.35%	+1.86%	$10,966	+3.49%
10-Year	+17.57%	+1.03%	$11,082	+1.69%
C					1.80%
6-Month	-10.92%	-11.80%	$8,820
1-Year	-18.12%	-18.93%	$8,107	-10.81%
5-Year	+12.05%	+2.30%	$11,205	+3.93%
10-Year	+9.10%	+0.87%	$10,910	+1.53%
R					1.30%
6-Month	-10.69%	-10.69%	$8,931
1-Year	-17.69%	-17.69%	$8,231	-9.44%
5-Year	+14.91%	+2.82%	$11,491	+4.45%
10-Year	+14.72%	+1.38%	$11,472	+2.04%
R6					0.70%
6-Month	-10.43%	-10.43%	$8,957
1-Year	-17.16%	-17.16%	$8,284	-8.88%
Since Inception (5/1/13)	-0.34%	-0.12%	$9,966	+2.74%
Advisor					0.80%
6-Month	-10.48%	-10.48%	$8,952
1-Year	-17.27%	-17.27%	$8,273	-8.98%
5-Year	+17.81%	+3.33%	$11,781	+4.97%
10-Year	+20.55%	+1.89%	$12,055	+2.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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Semiannual Report 9

T E M P L E T O N G R O W T H F U N D , I N C .
P E R F O R M A N C E S U M M A R Y

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R: Class R6: Advisor Class:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON GROWTH FUND, INC.
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$894.20	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32
C
Actual	$1,000	$890.80	$8.51
Hypothetical (5% return before expenses)	$1,000	$1,015.86	$9.07
R
Actual	$1,000	$893.10	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.57
R6
Actual	$1,000	$895.70	$3.30
Hypothetical (5% return before expenses)	$1,000	$1,021.38	$3.52
Advisor
Actual	$1,000	$895.20	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07

*Expenses are calculated using the most recent six-month expense, ratio, annualized for each class (A: 1.06%; C: 1.81%; R: 1.31%; R6: 0.70%;
and Advisor: 0.81%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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TEMPLETON GROWTH FUND, INC.

Financial Highlights
	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.60	$26.05	$22.13	$18.04	$17.05	$15.28
Income from investment operations[a]:
Net investment income[b]	0.10	0.42	0.55 [c]	0.30	0.35	0.31
Net realized and unrealized gains (losses)	(2.46)	(3.20)	3.68	4.15	1.01	1.74
Total from investment operations	(2.36)	(2.78)	4.23	4.45	1.36	2.05
Less distributions from net investment income	(0.36)	(0.67)	(0.31)	(0.36)	(0.37)	(0.28)
Net asset value, end of period	$19.88	$22.60	$26.05	$22.13	$18.04	$17.05

Total return[d]	(10.58)%	(10.76)%	19.22%	25.00%	8.17%	13.38%

Ratios to average net assets[e]
Expenses	1.06%[f]	1.05%[f]	1.03%	1.07%[g]	1.11%[g]	1.08%[g]
Net investment income	0.93%	1.74%	2.18%[c]	1.47%	2.03%	1.71%

Supplemental data
Net assets, end of period (000’s)	$9,834,638	$11,506,800	$14,138,298	$12,970,707	$11,582,174	$11,865,049
Portfolio turnover rate	14.05%	18.47%	17.17%	12.46%	13.47%	21.60%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.96	$25.32	$21.53	$17.56	$16.58	$14.87
Income from investment operations[a]:
Net investment income[b]	0.02	0.23	0.35 [c]	0.14	0.21	0.17
Net realized and unrealized gains (losses)	(2.40)	(3.11)	3.58	4.05	0.99	1.69
Total from investment operations	(2.38)	(2.88)	3.93	4.19	1.20	1.86
Less distributions from net investment income	(0.18)	(0.48)	(0.14)	(0.22)	(0.22)	(0.15)
Net asset value, end of period	$19.40	$21.96	$25.32	$21.53	$17.56	$16.58

Total return[d]	(10.92)%	(11.44)%	18.30%	24.07%	7.39%	12.47%

Ratios to average net assets[e]
Expenses	1.81%[f]	1.80%[f]	1.78%	1.82%[g]	1.86%[g]	1.83%[g]
Net investment income	0.18%	0.99%	1.43%[c]	0.72%	1.28%	0.96%

Supplemental data
Net assets, end of period (000’s)	$609,314	$724,843	$900,525	$800,312	$722,614	$810,279
Portfolio turnover rate	14.05%	18.47%	17.17%	12.46%	13.47%	21.60%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.37	$25.78	$21.91	$17.86	$16.88	$15.13
Income from investment operations[a]:
Net investment income[b]	0.07	0.36	0.48 [c]	0.25	0.30	0.26
Net realized and unrealized gains (losses)	(2.44)	(3.17)	3.64	4.12	1.00	1.73
Total from investment operations	(2.37)	(2.81)	4.12	4.37	1.30	1.99
Less distributions from net investment income	(0.29)	(0.60)	(0.25)	(0.32)	(0.32)	(0.24)
Net asset value, end of period	$19.71	$22.37	$25.78	$21.91	$17.86	$16.88

Total return[d]	(10.69)%	(10.97)%	18.88%	24.72%	7.87%	13.08%

Ratios to average net assets[e]
Expenses	1.31%[f]	1.30%[f]	1.28%	1.32%[g]	1.36%[g]	1.33%[g]
Net investment income	0.68%	1.49%	1.93%[c]	1.22%	1.78%	1.46%

Supplemental data
Net assets, end of period (000’s)	$98,789	$119,665	$155,334	$146,530	$136,909	$150,841
Portfolio turnover rate	14.05%	18.47%	17.17%	12.46%	13.47%	21.60%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.18%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.63	$26.08	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.14	0.51	0.63 [d]	0.17
Net realized and unrealized gains (losses)	(2.46)	(3.20)	3.68	0.65
Total from investment operations	(2.32)	(2.69)	4.31	0.82
Less distributions from net investment income	(0.45)	(0.76)	(0.39)	—
Net asset value, end of period	$19.86	$22.63	$26.08	$22.16

Total return[e]	(10.43)%	(10.41)%	19.60%	3.84%

Ratios to average net assets[f]
Expenses	0.70%[g]	0.70%[g]	0.69%	0.71%[h]
Net investment income	1.29%	2.09%	2.52%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$1,710,387	$1,977,253	$2,363,855	$2,042,413
Portfolio turnover rate	14.05%	18.47%	17.17%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 29, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.66	$26.13	$22.15	$18.06	$17.07	$15.30
Income from investment operations[a]:
Net investment income[b]	0.13	0.49	0.59 [c]	0.31	0.38	0.35
Net realized and unrealized gains (losses)	(2.46)	(3.22)	3.71	4.19	1.02	1.75
Total from investment operations	(2.33)	(2.73)	4.30	4.50	1.40	2.10
Less distributions from net investment income	(0.42)	(0.74)	(0.32)	(0.41)	(0.41)	(0.33)
Net asset value, end of period	$19.91	$22.66	$26.13	$22.15	$18.06	$17.07

Total return[d]	(10.48)%	(10.54)%	19.55%	25.28%	8.47%	13.65%

Ratios to average net assets[e]
Expenses	0.81%[f]	0.80%[f]	0.78%	0.82%[g]	0.86%[g]	0.83%[g]
Net investment income	1.18%	1.99%	2.43%[c]	1.72%	2.28%	1.96%

Supplemental data
Net assets, end of period (000’s)	$343,161	$396,094	$429,080	$425,222	$2,355,806	$2,589,977
Portfolio turnover rate	14.05%	18.47%	17.17%	12.46%	13.47%	21.60%[h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.68%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

T E M P L E T O N G R O W T H F U N D , I N C .

Statement of Investments, February 29, 2016 (unaudited)
	Industry	Shares	Value
Common Stocks 97.8%
China 2.6%
China Life Insurance Co. Ltd., H	Insurance	59,196,000	$128,776,302
China Mobile Ltd	Wireless Telecommunication Services	4,859,500	51,482,784
China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	35,820,406
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	154,862,700	110,704,391
			326,783,883
Denmark 0.6%
[a] FLSmidth & Co. AS	Construction & Engineering	2,095,190	77,783,008
France 8.2%
AXA SA	Insurance	6,228,571	137,545,465
BNP Paribas SA	Banks	3,826,970	179,057,416
Cie Generale des Etablissements Michelin, B	Auto Components	1,558,399	141,420,872
Credit Agricole SA	Banks	16,001,870	166,907,927
Sanofi	Pharmaceuticals	2,157,097	171,786,971
Technip SA	Energy Equipment & Services	1,228,000	61,137,225
Total SA, B	Oil, Gas & Consumable Fuels	3,939,244	177,345,302
			1,035,201,178
Germany 5.1%
[b] Deutsche Lufthansa AG	Airlines	15,394,331	230,906,623
Merck KGaA	Pharmaceuticals	1,666,254	142,161,324
Metro AG	Food & Staples Retailing	5,118,650	126,402,138
Siemens AG	Industrial Conglomerates	1,596,669	148,472,692
			647,942,777
India 0.6%
Hero Motocorp Ltd	Automobiles	2,089,348	76,580,325
Ireland 1.4%
CRH PLC	Construction Materials	6,726,725	173,468,578
Israel 1.9%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	4,243,847	235,957,893
Italy 2.1%
Eni SpA	Oil, Gas & Consumable Fuels	6,671,477	94,007,080
UniCredit SpA	Banks	46,989,433	175,679,934
			269,687,014
Japan 4.1%
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	11,948,500	100,343,453
Nissan Motor Co. Ltd	Automobiles	20,118,600	182,782,829
SoftBank Group Corp	Wireless Telecommunication Services	3,288,900	162,571,087
[b] Toshiba Corp	Industrial Conglomerates	46,534,500	72,134,355
			517,831,724
Netherlands 3.8%
Aegon NV	Insurance	28,970,917	145,889,619
Akzo Nobel NV	Chemicals	2,137,090	126,127,937
ING Groep NV, IDR	Banks	11,197,441	132,743,975
[b] QIAGEN NV	Life Sciences Tools & Services	3,422,165	73,318,819
			478,080,350
Portugal 1.0%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	11,440,782	125,856,504

18 Semiannual Report

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TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Russia 0.9%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	9,171,571	$110,976,009
Singapore 1.7%
DBS Group Holdings Ltd	Banks	8,010,734	77,364,270
Singapore Telecommunications Ltd	Diversified Telecommunication Services	51,014,400	135,322,485
			212,686,755
South Korea 6.0%
Hyundai Motor Co	Automobiles	1,688,779	200,955,914
KB Financial Group Inc	Banks	4,960,243	118,848,951
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	458,402	435,639,995
			755,444,860
Spain 1.2%
Telefonica SA	Diversified Telecommunication Services	14,874,905	149,617,687
Sweden 1.8%
Ericsson, B	Communications Equipment	5,428,650	50,190,416
Getinge AB, B	Health Care Equipment & Supplies	7,932,270	176,695,798
			226,886,214
Switzerland 4.5%
Credit Suisse Group AG	Capital Markets	11,078,675	149,076,284
Glencore PLC	Metals & Mining	86,269,280	160,027,207
Roche Holding AG	Pharmaceuticals	776,328	199,756,003
Swiss Re AG	Insurance	648,260	57,667,101
			566,526,595
Thailand 0.3%
Bangkok Bank PCL	Banks	8,099,000	36,700,014
Turkey 1.1%
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	14,409,442	134,440,094
United Kingdom 12.7%
BAE Systems PLC	Aerospace & Defense	21,977,279	156,950,145
BP PLC	Oil, Gas & Consumable Fuels	28,592,410	139,889,379
GlaxoSmithKline PLC	Pharmaceuticals	5,489,671	106,952,183
HSBC Holdings PLC	Banks	29,511,340	188,007,778
Kingfisher PLC	Specialty Retail	30,222,814	140,650,639
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	281,878	6,464,829
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	10,415,897	238,524,510
[b] Serco Group PLC	Commercial Services & Supplies	42,875,357	55,807,143
Sky PLC	Media	9,579,867	139,095,866
Standard Chartered PLC	Banks	28,300,956	169,587,662
[b] Tesco PLC	Food & Staples Retailing	63,138,745	158,563,386
Vodafone Group PLC	Wireless Telecommunication Services	32,708,391	100,036,772
			1,600,530,292
United States 36.2%
[b] Allergan PLC	Pharmaceuticals	982,259	284,963,158
[b] Alphabet Inc., A	Internet Software & Services	274,830	197,113,573
American International Group Inc	Insurance	3,477,090	174,549,918
Amgen Inc	Biotechnology	1,775,060	252,555,537
Apache Corp	Oil, Gas & Consumable Fuels	4,106,330	157,190,312
Baker Hughes Inc	Energy Equipment & Services	2,727,884	116,944,387
Capital One Financial Corp	Consumer Finance	2,556,510	168,039,402

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Semiannual Report 19

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
[c] Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	34,074,190	$88,933,636
Chevron Corp	Oil, Gas & Consumable Fuels	1,915,060	159,792,606
Cisco Systems Inc	Communications Equipment	7,207,250	188,685,805
Citigroup Inc	Banks	7,126,580	276,867,633
Comcast Corp., Special A	Media	4,571,280	263,899,994
Eli Lilly & Co	Pharmaceuticals	1,167,010	84,024,720
Gilead Sciences Inc	Biotechnology	1,401,500	122,280,875
Halliburton Co	Energy Equipment & Services	5,475,560	176,751,077
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	6,415,070	85,127,979
HP Inc	Technology Hardware, Storage & Peripherals	6,415,070	68,577,098
JPMorgan Chase & Co	Banks	3,542,510	199,443,313
Medtronic PLC	Health Care Equipment & Supplies	1,914,530	148,165,477
[b] Michael Kors Holdings Ltd	Textiles, Apparel & Luxury Goods	2,780,230	157,500,030
Microsoft Corp	Software	5,819,860	296,114,477
Morgan Stanley	Capital Markets	5,769,430	142,504,921
[b,c] Navistar International Corp	Machinery	5,754,190	48,392,738
News Corp., A	Media	739,295	7,999,172
Oracle Corp	Software	5,359,340	197,116,525
SunTrust Banks Inc	Banks	4,098,280	135,980,930
Twenty-First Century Fox Inc., A	Media	5,686,150	153,639,773
United Parcel Service Inc., B	Air Freight & Logistics	2,154,350	208,002,493
			4,561,157,559
Total Common Stocks (Cost $12,923,099,295)			12,320,139,313
Preferred Stocks (Cost $200,646,429) 0.4%
Brazil 0.4%
[b] Petroleo Brasileiro SA, ADR, pfd	Oil, Gas & Consumable Fuels	17,262,556	43,674,267
Total Investments before Short Term
Investments (Cost $13,123,745,724)			12,363,813,580

		Principal
		Amount*
Short Term Investments 1.9%
Time Deposits 1.3%
Australia 0.4%
National Australia Bank, 0.25%, 3/01/16		59,000,000	59,000,000
United States 0.9%
Bank of Montreal, 0.27%, 3/01/16		83,000,000	83,000,000
Royal Bank of Canada, 0.20%, 3/01/16		30,000,000	30,000,000
			113,000,000
Total Time Deposits
(Cost $172,000,000)			172,000,000
Total Investments before Money Market
Funds (Cost $13,295,745,724)			12,535,813,580

20 Semiannual Report

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TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Shares	Value
[d] Investments from Cash Collateral Received for Loaned
Securities (Cost $77,023,558) 0.6%
Money Market Funds 0.6%
United States 0.6%
[b,e] Institutional Fiduciary Trust Money Market Portfolio	77,023,558	$77,023,558
Total Investments (Cost $13,372,769,282) 100.1%		12,612,837,138
Other Assets, less Liabilities (0.1)%		(16,547,977)
Net Assets 100.0%		$12,596,289,161

See Abbreviations on page 33.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at February 29, 2016. See Note 1(c).
bNon-income producing.
cSee Note 8 regarding holdings of 5% voting securities.
dSee Note 1(c) regarding securities on loan.
eSee Note 3(f) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,855,128,027
Cost - Non-controlled affiliates (Note 3f and 8)	517,641,255
Total cost of investments	$13,372,769,282
Value - Unaffiliated issuers	$12,398,487,206
Value - Non-controlled affiliates (Note 3f and 8)	214,349,932
Total value of investments (includes securities loaned in the amount of $73,891,424)	12,612,837,138
Cash	5,545,866
Receivables:
Investment securities sold	20,192,184
Capital shares sold	3,554,557
Dividends and interest	41,258,998
European Union tax reclaims	14,033,902
Other assets	9,320
Total assets	12,697,431,965
Liabilities:
Payables:
Capital shares redeemed	12,157,952
Management fees	6,741,711
Distribution fees	2,450,488
Transfer agent fees	1,633,233
Payable upon return of securities loaned	77,023,558
Accrued expenses and other liabilities	1,135,862
Total liabilities	101,142,804
Net assets, at value	$12,596,289,161
Net assets consist of:
Paid-in capital	$14,233,362,068
Undistributed net investment income	24,214,682
Net unrealized appreciation (depreciation)	(761,380,596)
Accumulated net realized gain (loss)	(899,906,993)
Net assets, at value	$12,596,289,161

22 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 29, 2016 (unaudited)

Class A:
Net assets, at value	$9,834,638,262
Shares outstanding	494,627,909
Net asset value per share[a]	$19.88
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.09
Class C:
Net assets, at value	$609,313,730
Shares outstanding	31,404,554
Net asset value and maximum offering price per share[a]	$19.40
Class R:
Net assets, at value	$98,788,803
Shares outstanding	5,012,161
Net asset value and maximum offering price per share	$19.71
Class R6:
Net assets, at value	$1,710,387,168
Shares outstanding	86,101,199
Net asset value and maximum offering price per share	$19.86
Advisor Class:
Net assets, at value	$343,161,198
Shares outstanding	17,239,546
Net asset value and maximum offering price per share	$19.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $9,381,835)	$136,060,256
Interest	262,199
Income from securities loaned (net of fees and rebates)	1,530,388
Total investment income	137,852,843
Expenses:
Management fees (Note 3a)	47,193,960
Distribution fees: (Note 3c)
Class A	13,569,163
Class C	3,384,750
Class R	276,561
Transfer agent fees: (Note 3e)
Class A	5,997,602
Class C	373,998
Class R	61,104
Class R6	434
Advisor Class	207,241
Custodian fees (Note 4)	544,465
Reports to shareholders	524,586
Registration and filing fees	102,735
Professional fees	137,605
Directors’ fees and expenses	126,403
Other	135,368
Total expenses	72,635,975
Expenses waived/paid by affiliates (Note 3f)	(61,316)
Net expenses	72,574,659
Net investment income	65,278,184
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	312,487,068
Foreign currency transactions	(2,305,894)
Net realized gain (loss)	310,181,174
Net change in unrealized appreciation (depreciation) on:
Investments	(1,887,300,124)
Translation of other assets and liabilities denominated in foreign currencies	(625,320)
Net change in unrealized appreciation (depreciation)	(1,887,925,444)
Net realized and unrealized gain (loss)	(1,577,744,270)
Net increase (decrease) in net assets resulting from operations	$(1,512,466,086)

24 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$65,278,184	$288,884,958
Net realized gain (loss)	310,181,174	432,201,382
Net change in unrealized appreciation (depreciation)	(1,887,925,444)	(2,561,220,658)
Net increase (decrease) in net assets resulting from operations	(1,512,466,086)	(1,840,134,318)
Distributions to shareholders from:
Net investment income:
Class A	(178,227,158)	(353,064,451)
Class C	(5,636,973)	(16,734,300)
Class R	(1,490,495)	(3,533,174)
Class R6	(37,888,086)	(68,333,640)
Advisor Class	(7,192,568)	(12,416,781)
Total distributions to shareholders	(230,435,280)	(454,082,346)
Capital share transactions: (Note 2)
Class A	(309,281,860)	(832,642,688)
Class C	(33,497,290)	(61,254,169)
Class R	(7,262,496)	(16,406,989)
Class R6	(30,075,991)	(83,826,742)
Advisor Class	(5,346,642)	25,909,957
Total capital share transactions	(385,464,279)	(968,220,631)
Net increase (decrease) in net assets	(2,128,365,645)	(3,262,437,295)
Net assets:
Beginning of period	14,724,654,806	17,987,092,101
End of period	$12,596,289,161	$14,724,654,806
Undistributed net investment income included in net assets:
End of period	$24,214,682	$189,371,778

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At February 29, 2016, the Fund‘s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity Investments[b]	$77,023,558

aThe agreements open at period end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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Semiannual Report 27

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

28 Semiannual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Capital Stock

At February 29, 2016, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

Shares of Beneficial Interest

	Six Months Ended		Year Ended
	February 29, 2016		August 31, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,244,284	$266,240,232	33,145,343	$806,486,507
Shares issued in reinvestment of distributions	6,927,107	149,486,973	13,100,099	306,148,439
Shares redeemed	(33,712,766)	(725,009,065)	(79,832,830)	(1,945,277,634)
Net increase (decrease)	(14,541,375)	$(309,281,860)	(33,587,388)	$(832,642,688)

Class C Shares:
Shares sold	1,107,269	$23,447,435	2,344,204	$55,551,859
Shares issued in reinvestment of distributions	245,296	5,175,756	671,451	15,329,217
Shares redeemed	(2,954,496)	(62,120,481)	(5,574,516)	(132,135,245)
Net increase (decrease)	(1,601,931)	$(33,497,290)	(2,558,861)	$(61,254,169)

Class R Shares:
Shares sold	249,783	$5,325,077	721,099	$17,293,929
Shares issued in reinvestment of distributions	68,455	1,465,620	151,027	3,499,291
Shares redeemed	(656,226)	(14,053,193)	(1,546,820)	(37,200,209)
Net increase (decrease)	(337,988)	$(7,262,496)	(674,694)	$(16,406,989)

Class R6 Shares:
Shares sold	555,626	$12,339,600	751,191	$18,164,194
Shares issued in reinvestment of distributions	1,708,024	36,807,915	2,844,608	66,393,142
Shares redeemed	(3,544,897)	(79,223,506)	(6,835,559)	(168,384,078)
Net increase (decrease)	(1,281,247)	$(30,075,991)	(3,239,760)	$(83,826,742)

Advisor Class Shares:
Shares sold	1,031,895	$22,591,656	2,777,103	$68,338,406
Shares issued in reinvestment of distributions	301,648	6,515,606	491,470	11,495,473
Shares redeemed	(1,574,925)	(34,453,904)	(2,211,704)	(53,923,922)
Net increase (decrease)	(241,382)	$(5,346,642)	1,056,869	$25,909,957

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Invest-
ments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report 29

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
Over $200 million, up to and including $700
0.765%	million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the period ended February 29, 2016, the annualized effective investment management fee rate was 0.680% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$456,989
CDSC retained	$16,222

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2016, the Fund paid transfer agent fees of $6,640,379, of which $4,128,784 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the period ended February 29, 2016.

h. Other Affiliated Transactions

At February 29, 2016, one or more of the funds in Franklin Fund Allocator Series owned 12.94% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2015, the Fund had capital loss carryforwards of $1,088,040,660 expiring in 2018.

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Semiannual Report 31

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

At February 29, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$13,332,249,234
Unrealized appreciation	$1,759,119,599
Unrealized depreciation	(2,478,531,695)
Net unrealized appreciation (depreciation)	$(719,412,096)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and EU tax reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $1,909,562,162 and $2,258,214,427, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended February 29, 2016, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Chesapeake Energy Corp	13,972,030	20,102,160	—	34,074,190	$88,933,636	$—	$—
Navistar International Corp	5,754,190	—	—	5,754,190	48,392,738	—	—
Total Non-Controlled Affiliates					$137,326,374	$—	$—
Total Affiliated Securities (Value is 1.09% of Net Assets)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$12,363,813,580	$—	$—	$12,363,813,580
Short Term Investments	77,023,558	172,000,000	—	249,023,558
Total Investments in Securities	$12,440,837,138	$172,000,000	$—	$12,612,837,138

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR - American Depositary Receipt
IDR - International Depositary Receipt

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Semiannual Report 33

TEMPLETON GROWTH FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Growth Fund, Inc.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	101 S 04/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

By /s/Mark H. Otani

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2016